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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 9, 1999


                             ARTIFICIAL LIFE, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    0-25075                     04-3253298
   ------------------           ------------------            ---------------
    (State or other                (Commission                 (IRS Employer
    jurisdiction of                File Number)              Identification No.)
     incorporation)

 Four Copley Place, Suite 102, Boston, Massachusetts       02116
 ---------------------------------------------------       -----
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (617) 266-5542


                                Not Applicable
                              -------------------
         (Former name or former address, if changed since last report)
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                               TABLE OF CONTENTS

                                    FORM 8-K

                                November 9, 1999

Item                                                              Page
----                                                              ----

Item 5.  Other Events                                               3

Item 7.  Financial Statements and Exhibits                          3

Signatures                                                          4

Exhibits                                                            5



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ITEM 5.   OTHER EVENTS.

  On November 9, 1999, the Registrant publicly disseminated a press release announcing its results from the third quarter of 1999 and a revision to properly classify components of its second quarter 1999 results . The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

  99.1     The Registrant's Press Release dated November 9, 1999.


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